UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 9, 2018

FGL HOLDINGS

(Exact name of registrant as specified in its charter)

Cayman Islands	001-37779	98-1354810
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4th Floor

Boundary Hall, Cricket Square

P.O. Box 1093, Grand Cayman, KY1-1102

Cayman Islands

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 1 (345) 947-5614

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.02.	Unregistered Sale of Equity Securities.

On October 5, 2018, FGL Holdings (the “Company”) announced final results of its offer to exchange (“Offer to Exchange”) any and all of its outstanding warrants (the “Warrants”) for 0.11 FGL Holdings’ ordinary shares, par value $0.0001 and $0.98, in cash, without interest, per warrant, upon the terms and subject to the conditions set forth in the Company’s Tender Offer Statement on Schedule TO originally filed by the Company with the Securities and Exchange Commission (the “SEC”) on September 6, 2018, as amended and supplemented by Amendment No. 1 filed by the Company with the SEC on September 21, 2018 and as further amended and supplemented by Amendment No. 2 filed by the Company with SEC on October 5, 2018, the related Letter of Transmittal, as amended, and related Offer to Exchange materials. The Offer to Exchange expired at 12:00 Midnight, New York City time, on October 4, 2018.

On October 9, the Company issued 7,191,070 ordinary shares and paid an aggregate amount of $64,066,291.28 in cash in exchange for Warrants validly tendered and accepted for exchange in accordance with the Offer to Exchange.

The issuance of ordinary shares to the holders of Warrants in exchange for their Warrants was made by the Company pursuant to the exemption from the registration requirements of the Securities Act of 1933, as amended, contained in Section 3(a)(9) thereunder, on the basis that the Offer to Exchange constituted an exchange with existing holders of the Company’s securities and no commissions or other remuneration was paid or given, directly or indirectly, to any party for soliciting such exchanges.

Item 8.01	Other Events.

Reference is made to Item 3.02 of this report regarding the final results of the Offer to Exchange. A copy of the press release announcing the final results of the Offer to Exchange is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of FGL Holdings dated October 5, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

October 9, 2018	FGL HOLDINGS

	By:	/s/ Eric L. Marhoun
	Name:	Eric L. Marhoun
	Title:	Secretary and General Counsel